Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust SSI Strategic Convertible Securities ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information

Dated March 7, 2024

Resolute Investment Managers, Inc. (“RIM”), an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), has held a majority ownership interest in SSI Investment Management LLC (“SSI”), the Fund’s investment sub-advisor, since 2019. On December 29, 2023, RIM and certain of its affiliates (collectively, “Resolute”) and their equity owners completed a transaction (the “Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) RIM, Resolute Investment Holdings, LLC (“RIH”), Topco (which was a wholly-owned subsidiary of RIH) and certain of their affiliates and (ii) the prior owners of approximately 93% of RIH entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and cancelled. Since the closing of the Transaction, SSI has been majority owned indirectly by the New Ownership Group. The closing of the Transaction may be deemed an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), resulting in the automatic termination of the Fund’s investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P, the Fund’s investment advisor (“FTA”), and SSI. In anticipation of the Transaction, the Board of Trustees of the Trust (the “Board”) approved a new investment sub-advisory agreement among the Trust, on behalf of the Fund, FTA and SSI (the “New Sub-Advisory Agreement”), subject to shareholder approval. Further, to avoid any interruption of investment sub-advisory services for the Fund prior to receipt of shareholder approval of the New Sub-Advisory Agreement, the Board approved an interim investment sub-advisory agreement with SSI for the Fund which is currently in effect and will remain in effect for a maximum period of 150 days from its effective date.

In addition, the Board approved a “manager of managers” structure for the Fund (the “Manager of Managers Structure”). In general terms, if implemented, the Manager of Managers Structure would permit FTA, subject to approval by the Board, to appoint and replace affiliated and unaffiliated investment sub-advisors and enter into and materially amend investment sub-advisory agreements for the Fund without shareholder approval. In addition, under the Manager of Managers Structure, the Fund would be permitted to disclose, as applicable, certain information regarding investment advisory and sub-advisory fees on an aggregate, rather than an individual, basis in various disclosure documents. For the Manager of Managers Structure to be implemented for the Fund, it must be approved by shareholders.

The New Sub-Advisory Agreement and Manager of Managers Structure will be submitted to the shareholders of the Fund for approval at a special meeting of shareholders of the Fund that is expected to be held in the second quarter of 2024. There can be no assurance that the shareholders of the Fund will vote to approve the New Sub-Advisory Agreement or the Manager of Managers Structure.

Please Keep this Supplement with your Fund Prospectus

and Statement of Additional Information for Future Reference